Exhibit 10-27-1

                                 FIRST AMENDMENT
                                     TO THE
                           COMMONWEALTH EDISON COMPANY
                     SUPPLEMENTAL MANAGEMENT RETIREMENT PLAN

                  The Commonwealth Edison Company Supplemental Management Retirement Plan, as amended and restated, effective January 1, 1998, and as subsequently amended from time to time (the "Supplemental Plan") is hereby further amended, effective as of the dates provided below, to clarify the class of employees eligible to participate in the Supplemental Plan and to make certain other changes:

                                        I

                  The Supplemental Plan is hereby amended effective January 1, 1997 as follows:

                  1. The second paragraph of Section 1.1 of the Supplemental Plan is hereby amended by inserting at the end thereof the following new sentence:

                  The portion of the Supplemental Plan that provides benefits described in the first sentence of Section 4.1 is intended to be an "excess benefit plan" as defined in Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").



                  2. Section 3.1 of the Supplemental Plan is hereby amended (a) by deleting the words "the Limitations" that appear in the second sentence contained therein and inserting in lieu thereof the words "the application of
Section 415 of the Code (the "415 Limitation")" and (b) by inserting at the end thereof the following new sentence:

                  In addition, each Eligible Employee who is classified by an Employer as a key management employee or an officer (a "Key Management Employee") and who becomes entitled to a benefit under the Qualified Plan which is reduced or limited by the Limitations shall participate in the Supplemental Plan when such individual becomes entitled to receive benefits under the Qualified Plan.

                  3. Section 4.1 of the Supplemental Plan is hereby amended, effective as of January 1, 1997, (a) by inserting the phrase ", other than a Participant who is a Key Management Employee," immediately after the words "described in Section 3.1" that are contained therein, (b) by deleting the word





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"Limitations" wherever it appears therein and inserting in lieu thereof the words "415 Limitation" and (c) by inserting the following new sentence at the end thereof:

                  If a Participant who is a Key Management Employee begins receiving benefits under the Qualified Plan on his or her Annuity Starting Date and, on that date, the retirement benefit payable under the Qualified Plan to such Participant is less than the retirement benefit that would be payable to such Participant under the Qualified Plan but for the application of the Limitations, then such Participant shall be entitled to an annual benefit under the Excess Plan in an amount equal to the excess of (A) minus (B) where:

                  (A) equals the amount of annual benefit payable to such Participant under the Qualified Plan if payments thereunder were calculated without regard to the Limitations, and

                  (B) equals the amount of the annual benefit payable to such Participant under the Qualified Plan.


                  4. Section 4.3 of the Supplemental Plan is hereby amended (a) by deleting the phrase "but for the application of any Limitations" contained in clause (I) therein and inserting in lieu thereof the phrase "but for, in the case of a Participant described in Section 3.3 who is entitled to a survivor benefit with respect to a Participant who is not a Key Management Employee, application of the 415 Limitation, and in the case of a Participant described in
Section 3.3 who is entitled to a survivor benefit with respect to a Participant who is a Key Management Employee, application of any Limitations" and (b) by deleting the phrase "without giving effect to any Limitations" contained in clause (I) of subparagraph (A) therein and inserting in lieu thereof the following phrase "without giving effect to, in the case of a Participant described in Section 3.3 who is entitled to a survivor benefit with respect to a Participant who is not a Key Management Employee, the 415 Limitation, and in the case of a Participant described in Section 3.3 who is entitled to a survivor benefit with respect to a Participant who is a Key Management Employee, any Limitations".

                  5. Section 5.1 of the Supplemental Plan is hereby amended by deleting the word "Limitations" that appears therein and inserting in lieu thereof the words "415 Limitation or any Limitations, whichever is applicable".



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

                  6. Section 6.1 of the Supplemental Plan is hereby amended (a) by inserting the words "the first sentence of" immediately after the words "Benefits provided under" that appear in the first sentence contained therein,
(b) by deleting the word "Limitations" that appears in the first sentence contained therein and inserting in lieu thereof the words "415 Limitations", (c) by inserting the phrase "the second sentence of Section 4.1 and under" immediately after the words "Benefits provided under" that appear in the second sentence contained therein and (d) by inserting the words "the first sentence of" immediately after the words "other than as described in" that appear in the second sentence contained therein.

                                       III

                  The Supplemental Plan is hereby amended effective January 1, 2001 as follows:

                  1. The name of the Supplemental Plan is hereby redesignated "Exelon Corporation Supplemental Management Retirement Plan" and all references to the name of the Supplemental Plan are hereby redesignated accordingly.

                  2. The words "Commonwealth Edison Company" wherever they appear in the Supplemental Plan are hereby changed to "Exelon Corporation".

3. Section 1.1 of the Supplemental Plan is hereby amended (a) by deleting the words "Commonwealth Edison Company Service Annuity System" that appear in the first sentence of the second paragraph contained therein and inserting in lieu thereof the words "the Commonwealth Edison Company Service Annuity System and the Exelon Corporation Cash Balance Plan" and (b) by deleting the words "Qualified Plan" wherever they appear therein and inserting in lieu thereof the words "Qualified Plans".

                  4. Section 3.1 of the Supplemental Plan, as amended above, is hereby further amended, by deleting the words "the Qualified Plan" wherever such words appear and inserting in lieu thereof the words "any of the Qualified Plans".





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

                  5. All references contained in the Supplemental Plan to "the Qualified Plan" shall be changed to "the Qualified Plans".

                                       III

Except as herein amended, the Supplemental Plan shall remain in full force and effect. Executed this 22nd day of December, 2000.
COMMONWEALTH EDISON COMPANY

By:      /s/ S. Gary Snodgrass
         --------------------------
         S. Gary Snodgrass
         Senior Vice President















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